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                                                                   EXHIBIT 10.25
                            CYPRESS BIOSCIENCE, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                           February 28,     December 31,
                                                                              2002 (1)         2001
                                                                           -------------    -------------
                                                                            (UNAUDITED)
                                                                           (PRO FORMA)
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ASSETS
Current assets:
 Cash and cash equivalents                                                 $  19,815,708    $   5,867,083
 Restricted cash                                                                 462,088          605,240
 Prepaid expenses                                                                474,353           61,244
 Debt acquisition cost - current                                                   2,556            6,992
                                                                           -------------    -------------
   Total current assets                                                       20,754,705        6,540,559

Property and equipment, net                                                      116,188          126,980
Other assets                                                                      41,853           17,569
                                                                           -------------    -------------
   Total assets                                                            $  20,912,746    $   6,685,108
                                                                           =============    =============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
 Accounts payable                                                          $     975,980    $     646,745
 Accrued compensation                                                             95,674           86,146
 Accrued liabilities                                                             636,810          965,530
 Current portion of long-term obligations                                        280,222          555,630
 Deferred revenue                                                                      -        6,400,000
                                                                           -------------    -------------
   Total current liabilities                                                   1,988,686        8,654,051

Stockholders' equity (deficit):
 Common  stock, $.02 par value; authorized 75,000,000 shares; issued and outstanding, 13,220,688 and , 6,349,221 shares at
    January 31, 2002 and December 31, 2001, respectively                         264,414          126,984
 Additional paid-in capital                                                  117,047,317      101,580,267
 Shareholder receivable                                                         (189,973)        (189,973)
 Accumulated deficit                                                         (98,197,698)    (103,486,221)
                                                                           -------------    -------------
   Total stockholders' equity (deficit)                                       18,924,060       (1,968,943)
                                                                           -------------    -------------
                                                                           $  20,912,746    $   6,685,108
                                                                           =============    =============

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(1) Note: On March 25, 2002, the shareholders of the Company approved the issuance and sale of up to 6,882,591 of the Company's stock and warrants in a private investment transaction. The Pro Forma Balance Sheet reflects an adjustment to reflect the issuance of the shares and the private investment as if the transaction had been effective and executed on February 28, 2002.